UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

January 16, 2017 (January 16, 2017)

Date of Report (Date of earliest event reported)

VALUE EXCHANGE INTERNATIONAL, INC.

 (Exact name of Registrant as specified in its charter)

Nevada	000-53537	26-3767331
(State or other jurisdiction	(Commission File Number)	(IRS Employer
of Incorporation)		Identification Number)

7/F., DartonTower

142 WaiYip Street, Kwun Tong

Kowloon, Hong Kong

(Address of principal executive offices) (Zip Code)

(852) 2950 4288

(Registrant’s telephone number, including area code)

Not applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions:

      .   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

      .   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

      .   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

      .   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 4.01.

Changes in Registrant’s Certifying Accountant.

The Board of Directors of Value Exchange International, Inc. (the “Company”) decided at a December 13, 2016 board meeting to accept in principle an offer by Ecovis David Yeung Hong Kong to serve as the independent public auditor of the Company for the annual audit for fiscal year 2016 and for fiscal year 2017, subject to agreement of withdrawal by the current independent public auditor of the Company and the Company signing an engagement agreement with Ecovis David Yeung Hong Kong.  The engagement of Ecovis David Yeung Hong Kong as independent public auditor of the Company for the fiscal year 2016 audit and for fiscal year 2017 is effective as of January 16, 2017.

During the two most recent fiscal years and in the subsequent interim period through January 16, 2017, the Company has not consulted with Ecovis David Yeung Hong Kong with respect to either (i) the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that would have been rendered on the Company’s financial statements, and no written report or oral advice was provided by Ecovis David Yeung Hong Kong to the Company that Ecovis David Yeung Hong Kong concluded was an important factor considered by the Company in reaching a decision as to the accounting, auditing, or financial reporting issue, or (ii) any matter that was the subject of either a disagreement as defined in Item 304(a)(1)(iv) of Regulation S-K or a reportable event as described in Item 304(a)(1)(v) of Regulation S-K.

Withdrawal of Former Public Auditor. On January 16, 2017, Centurion ZD CPA Limited (previous name DCAW (CPA) Limited) (“Centurion”), the current independent public auditor of the Company, agreed to its withdrawal as Company’s independent public auditor.

The audit reports of Centurion and its predecessor on the financial statements of the Company as of and for the years ended December 31, 2015 and 2014 did not contain any adverse opinion or disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope or accounting principles.

In connection with the audits of the Company’s financial statements for the fiscal years ended December 31, 2015 and 2014 and through the date of this Current Report on Form 8-K, there were: (i) no disagreements with Centurion on any matters of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreement(s), if not resolved to the satisfaction of Centurion, would have caused it to make reference to the subject matter of the disagreement(s) in connection with its reports, and (ii) no reportable events of the type described in Item 304(a)(1)(v) of Regulation S-K.

The Company has provided a copy of the foregoing disclosures to Centurion and requested that Centurion furnish it with a letter addressed to the Securities and Exchange Commission stating whether Centurion agrees with the above statements. A copy of Centurion’s letter will be filed as Exhibit 16.1 to a Form 8-K/A.

Item 9.01.

Financial Statements and Exhibits.

(d) Exhibits

16.1

Letter of Centurion ZD CPA Limited regarding voluntary withdrawal as independent public auditor of Value Exchange International, Inc. *

* = to be filed by amendment to this Current Report on Form 8-K

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: January 16, 2017

SINO Payments, Inc.

/s/ Kenneth Tan Seng Wee

By: Kenneth Tan Seng Wee

Title: Chief Executive Officer and Director

EXHIBIT INDEX

99.1

Letter of Centurion ZD CPA Limited regarding voluntary withdrawal as independent public auditor of Value Exchange International, Inc. *

* = to be filed by amendment to this Current Report on Form 8-K

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